                                                                   EXHIBIT 10.13

         This FIRST AMENDMENT TO LEASE (this "Amendment") is made this 5th day of August, 1997, by and between WRC PROPERTIES, INC. ("Landlord") and ICOS CORPORATION ("Tenant").


                                    RECITALS

         Landlord is landlord and Tenant is the tenant under that certain Lease dated for reference purposes December 20, 1996 (the "Premier South Lease"), for premises located at 22025 20th Avenue S.E., Bothell, Washington 98021 (the "Premises"). The legal description of the land on which the Premises is located is attached hereto as Exhibit A.

         Tenant simultaneously leases from Landlord in the same building as the Premises, space consisting of 1,511 rentable square feet (the "1,511 RSF Space") pursuant to a lease between Landlord and Tenant dated for reference purposes February 26, 1992, as amended by First Amendment dated for reference purposes August 21, 1992 (the "Premier North Lease").

         By amendment to the Premier North Lease executed simultaneously herewith, Landlord and Tenant have agreed that, effective September 15, 1997, the 1,511 RSF Space shall be deleted from the premises under the Premier North Lease. Landlord and Tenant agree that effective September 15, 1997, the 1,511 RSF Space shall be added to the Premises under the Premier South Lease and simultaneously therewith the Base Monthly Rent and pro rata charges based on Tenant's square footage under lease shall be adjusted to reflect the addition of the 1,511 RSF Space.

         Except as specifically provided herein, all capitalized terms shall have the meanings assigned in the Premier South Lease.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         Effective September 15, 1997, the 1,511 RSF Space shall be added to the Premises under the Premier South Lease. With such addition, the rentable square footage of the Premises under the Premier South Lease is 17,496 square feet and all charges under the Premier South Lease based on Tenant's pro rata square footage under lease shall reflect that square footage.

         The Base Monthly Rent schedule for the Premier South Lease shall be as follows, provided that the schedule shall not apply to any period prior to September 15, 1997, such prior period being governed by the Premier South Lease without reference to this First Amendment:

                       Months                    Amount
                        1-36                    $17,924.00
                        37-60                   $19,475.00
                        61-85                   $20,681.00

         Except as specifically provided herein, the Premier South Lease is and remains in full force and effect.

LANDLORD:

WRC PROPERTIES, INC.,
a Delaware corporation

By:   /s/ James Garofalo
    -------------------------------
         James Garofalo

Its:      Assistant Secretary
     -----------------------------------


TENANT

ICOS Corporation,
a Washington corporation

By:   /s/ Gary Wilcox
    ----------------------------

Its:  Executive Vice President, Operations
      ------------------------------------

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

         I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

         On this _____ day of 1996 before me personally appeared James Garofalo to be known to be the Assistant Secretary of WRC Properties, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of such party for the uses and purposes mentioned in the instrument.


         Dated this _________ day of _________________________, 19_____.

         -----------------------------------
         (Signature)

         -----------------------------------
         (Print Name)
         Notary Public, in and for the State
         of Washington, residing at _____________
         My Commission Expires ______________





STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF SNOHOMISH  )

         I certify that I know or have satisfactory evidence that Gary Wilcox signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as Executive Vice President, Operations of ICOS CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


         Dated this 7th day of August, 1997.

         /s/ Rene J. Gipson
         -----------------------------------
         (Signature)

         Rene J. Gipson
         -----------------------------------
         (Print Name)
         Notary Public, in and for the State
         of Washington, residing at Bothell
         My Commission Expires 10-19-00

                                    EXHIBIT A



LEGAL DESCRIPTION - (Premier North and South)

SECTION 30, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M., SNOHOMISH COUNTY, WASHINGTON, RECORDED UNDER AF #8505105032 BEING A PORTION OF NE1/4 SE1/4 SECTION 30 TOWNSHIP 27 RANGE 5 EAST AND PORTION NW1/4 SW1/4 SECTION 29 TOWNSHIP 27 RANGE 5 EAST.

Cross hatched area denotes Project.














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